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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            November 18, 1997
                                                   -----------------------------


                             FIRST UNION CORPORATION
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             (Exact name of registrant as specified in its charter)

        North Carolina                   1-10000               56-0898180
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(State of other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)        Identification No.)

          One First Union Center
        Charlotte, North Carolina                                 28288-0013
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 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code          (704)374-6565
                                                   -----------------------------

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         (Former name or former address, if changed since last report.)



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Item 5. Other Events.

         On November 18, 1997, First Union Corporation (the "Corporation") entered into an Agreement and Plan of Mergers (the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of CoreStates Financial Corp ("CoreStates") into the Corporation. Pursuant to the Merger Agreement, each outstanding share of CoreStates common stock would be converted into 1.62 shares of the Corporation's common stock (the "Exchange Ratio"), subject to possible adjustment under certain circumstances.

         The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests. Consummation of the Merger is subject to various conditions, including: (i) receipt of the approval of the Merger Agreement by CoreStates' and the Corporation's stockholders, and approval by the Corporation's stockholders of an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of the Corporation's common stock from 750,000,000 to 2,000,000,000; (ii) receipt of requisite regulatory approvals from the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities; (iii) receipt of opinions as to the tax and accounting treatment of certain aspects of the Merger; (iv) listing, subject to notice of issuance, of the Corporation's common stock to be issued in the Merger; and (v) satisfaction of certain other conditions.

           In connection with the Merger Agreement, the Corporation and CoreStates entered into the following Stock Option Agreements: (i) a stock option agreement dated November 18, 1997 (the "CoreStates Stock Option Agreement"), pursuant to which CoreStates granted to the Corporation an option to purchase, under certain circumstances, up to 39,364,847 shares of CoreStates common stock at a price, subject to certain adjustments, of $72.00 per share (the "CoreStates Option"); and (ii) a stock option agreement dated November 18, 1997 (the "Corporation Stock Option Agreement"), pursuant to which the Corporation granted to CoreStates an option to purchase, under certain circumstances, up to 56,285,593 shares of the Corporation's common stock at a price, subject to certain adjustments, of $52.00 per share (the "Corporation Option") (collectively, the "Option Agreements" and the "Options"). The CoreStates Option, if exercised, would give the holder thereof the right to acquire, before giving effect to the exercise of the CoreStates Option, up to 19.9% of the total number of shares of CoreStates common stock outstanding. The Corporation Option, if exercised, would give the holder thereof the right to acquire, before giving effect to the exercise of the Corporation Option, up to 9.9% of the total number of shares of the Corporation's common stock outstanding. The Option Agreements were granted by the respective parties as conditions and inducements to each others' willingess to enter into the Merger Agreement. Under certain circumstances, the respective issuers of the Options may be required to repurchase the Options or the shares acquired pursuant to the exercise thereof.

         The Merger Agreement may be terminated under certain circumstances, including by the Board of Directors of CoreStates by giving notice to the Corporation if either (x) both (i) the average closing price of the Corporation's common stock for the ten full trading days ending on the date the Federal Reserve Board approves the Merger (the "Average Closing Price") is less than the product of the closing price of the Corporation's common stock (the "Starting Price") on the first full trading

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day after public announcement of execution of the Merger Agreement (the
"Starting Date") and 0.85, and (ii) the number obtained by dividing the Average Closing Price by the Starting Price is less than the number obtained by (a) dividing the weighted average of the closing prices of a specified group index of bank stocks during the above-mentioned ten-day period by the weighted average closing prices of such bank stocks on the Starting Date and (b) subtracting 0.15, or (y) the Average Closing Price is less than the product of the Starting Price and 0.75. In the event CoreStates gives notice of its intent to terminate the Merger Agreement pursuant to the conditions set forth in the preceding sentence, the Corporation may determine, in its sole discretion, to increase the Exchange Ratio to eliminate CoreStates' right to terminate the Merger Agreement.

         A copy of a news release (the "News Release") relating to the Merger is being filed as Exhibit (99)(a) to this report and is incorporated herein by reference.

         On November 19, 1997, the Corporation intends to hold a meeting (the "Meeting") with analysts and others with respect to the Merger. At the Meeting, certain financial and other information relating to the Merger is to be presented (the "Presentation Materials"). The News Release and certain of the Presentation Materials contain, among other things, certain forward-looking statements regarding each of the Corporation, CoreStates and the combined company following the Merger, including statements relating to cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Merger, and certain restructuring charges expected to be incurred in connection with the Merger. Such forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause the Corporation's actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the Merger and the Corporation's other pending acquisitions may not be fully realized or realized within the expected time frame; (2) revenues following the Merger and the other pending acquisitions may be lower than expected, or deposit attrition, operating costs or customer loss and business disruption following the Merger and the other pending acquisitions may be greater than expected; (3) competitive pressures among depository and other financial institutions may increase significantly; (4) costs or difficulties related to the integration of the business of the Corporation, CoreStates, and the other pending acquisitions may be greater than expected; (5) changes in the interest rate environment may reduce margins; (6) general economic or business conditions, either nationally or in the states or regions in which the Corporation does business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (7) legislative or regulatory changes may adversely affect the businesses in which the Corporation is engaged; and (8) changes may occur in the securities markets. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the Corporation's 1997 Third Quarter Report on Form 10-Q and may be included in subsequent reports filed by the Corporation with the Securities and Exchange Commission.

         A copy of the visual portion of the Presentation Materials is being filed as Exhibit (99)(b) to this report, substantially in the form intended to be presented at the Meeting, and such materials are incorporated herein by reference.


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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

               (99)(a)     The News Release.

               (99)(b)     The Presentation Materials.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             FIRST UNION CORPORATION


         Date: November 18, 1997             By: /s/ Kent S. Hathaway
                                                 --------------------
                                                 Name: Kent S. Hathaway
                                                 Title:   Senior Vice President





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                                  EXHIBIT INDEX


         Exhibit No.                    Description
         -----------                    ------------

         (99)(a)                        The News Release.

         (99)(b)                        The Presentation Materials.




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